Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

17. Income Taxes

Income from continuing operations before income taxes is summarized in the table below.

	Year Ended December 31,
	2011	2010	2009
	(in millions)
Domestic	$897	$1,028	$956
Foreign	263	224	175

Income from continuing operations before income taxes	$1,160	$1,252	$1,131

The components of the Company’s current and deferred portions of the provision for income taxes on continuing operations are presented in the table below.

	Year Ended December 31,
	2011	2010	2009
	(in millions)
Current income tax provision:
Federal	$77	$240	$220
State and local	26	25	47
Foreign	69	54	38

Subtotal	172	319	305

Deferred income tax provision:
Federal	97	72	61
State and local	15	27	3
Foreign	12	10	5

Subtotal	124	109	69

Total provision for income taxes	$296	$428	$374

A reconciliation of the statutory federal income tax rate to the effective income tax rate on continuing operations of the Company is presented in the table below.

	Year Ended December 31,
	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal income tax benefit	2.2	2.7	3.1
Foreign income taxes	(2.6)	(1.1)	(1.1)
Manufacturing benefits	(1.6)	(1.6)	(0.9)
Research and experimentation and other tax credits	(1.1)	(1.2)	(1.5)
Resolution of tax contingencies	(7.7)	(0.8)	(2.2)
Goodwill impairment	1.2	—	—
Other, net	0.1	1.2	0.7

Effective income tax rate on continuing operations	25.5%	34.2%	33.1%

	December 31,
	2011	2010
	(in millions)
Deferred tax assets:
Inventoried costs	$34	$26
Compensation and benefits	100	88
Pension and postretirement benefits	379	337
Loss carryforwards	18	13
Tax credit carryforwards	10	8
Other	68	84

Gross deferred tax assets	609	556

Less: valuation allowance	(14)	(3)

Net deferred tax assets	595	553

Deferred tax liabilities:
Goodwill and other intangible assets	$593	$530
Income recognition on contracts in process	47	36
Property, plant and equipment	97	62
Other	61	34

Gross deferred tax liabilities	798	662

Total net deferred tax liabilities	$(203)	$(109)

The following table presents the classification of the Company’s deferred tax assets and liabilities.

	December 31,
	2011	2010
	(in millions)
Current deferred tax assets	$132	$150
Non-current deferred tax liabilities	(335)	(259)

Total net deferred tax liabilities	$(203)	$(109)

At December 31, 2011, the Company had approximately $20 million of capital loss carryforwards that will expire, if unused in 2016. The realizability of the $7 million resulting deferred tax asset will depend on the Company generating a like amount of capital gains before the losses expire in 2016. The Company does not believe that it is more likely than not that it will generate sufficient capital gains during this time period, and has therefore established a full valuation allowance against the capital loss carryforward. In addition, the Company had $95 million of state net operating losses that will expire, if unused, between 2012 and 2031 and $20 million of foreign net operating losses that can be carried forward indefinitely. The Company also has $10 million of tax credit carryforwards related to state and foreign research and experimentation credits and investment tax credits that will expire, if unused, beginning in 2016. The Company believes that it will generate sufficient taxable income, of the appropriate character, to utilize $87 million of the state net operating losses, $2 million of the foreign net operating losses and substantially all of the state and foreign credit carryforwards before they expire.

As of December 31, 2011, the total amount of unrecognized tax benefits was $143 million, $75 million of which would reduce the effective income tax rate, if recognized. A reconciliation of the change in unrecognized income tax benefits, excluding potential interest and penalties, is presented in the table below.

	2011	2010	2009
	(in millions)
Balance at January 1	$195	$185	$160
Additions for tax positions related to the current year	9	8	10
Additions for tax positions related to prior years	33	49	48
Reductions for tax positions related to prior years	(13)	(47)	—
Reductions for tax positions related to settlements with taxing authorities	(5)	—	(2)
Reduction for tax positions related to prior years as a result of a lapse of statute of limitations	(76)	—	(31)

Balance at December 31	$143	$195	$185

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. The U.S. federal income tax jurisdiction is the Company’s primary tax jurisdiction. The statutes of limitations for the Company’s U.S. Federal income tax returns for the years ended December 31, 2008 through 2010 are open as of December 31, 2011. As of December 31, 2011, the Company anticipates that unrecognized tax benefits will decrease by approximately $26 million over the next 12 months due to the potential resolution of unrecognized tax benefits involving several jurisdictions and tax periods. The actual amount could vary significantly depending on the ultimate timing and nature of any settlements.

In 2011, the Company reached an agreement with the U.S. Internal Revenue Service (IRS) relating to the audit of the Company’s 2006 and 2007 U.S. Federal income tax returns. The Company also reached agreement on several state and foreign audits. As a result of these agreements, the Company reversed previously accrued income tax expense of $12 million, including interest and penalties. In addition, the statutes of limitations for the 2006 and 2007 U.S. Federal income tax returns, certain foreign tax returns and certain state tax returns expired in 2011. As a result, the Company reversed previously accrued income tax expense by $81 million, including interest and penalties.

In 2009, the statute of limitations for the 2004 and 2005 U.S. Federal income tax returns of the Company, certain foreign income tax returns and certain returns of its acquired subsidiaries expired. As a result, the Company reduced its income tax provision by $31 million for the reversal of previously accrued amounts.

As of December 31, 2011 and 2010, current and non-current income taxes payable include accrued potential interest of $11 million ($7 million after income taxes) and $21 million ($12 million after income taxes), respectively, and potential penalties of $8 million and $9 million, respectively. With respect to the interest related items, the Company’s income tax expense included a benefit of $6 million and $0.3 million for the years ended December 31, 2011 and 2010, respectively, and an expense of $3 million for the year ended December 31, 2009.

At December 31, 2011, the Company has not provided deferred U.S. income taxes and foreign withholding taxes for $288 million of undistributed earnings by its non-U.S. subsidiaries as such earnings are intended to be reinvested indefinitely. Quantification of additional taxes that may be payable on distribution is not practicable.